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                                                                 Exhibit 10.28.6

                       THIRD AMENDMENT TO CREDIT AGREEMENT
              AND AMENDMENT TO REVOLVING CREDIT NOTE AND TERM NOTE

     Reference is hereby made to that certain Credit Agreement dated as of December 28, 1998, as amended, by and between Genzyme Transgenics Corporation (the "Borrower"), and Fleet National Bank ("Lender") (as may be further amended from time to time, the "Credit Agreement"), together with that certain Revolving Credit Note and Term Note of even date therewith. Capitalized terms not defined herein shall have the meanings ascribed thereto in the Credit Agreement.

     WHEREAS, the Borrower and Guarantor have requested that the Lender agree to modify the definition of Termination Date to extend the maturity of the Loans evidenced by the Credit Agreement and other Loan Documents from January 11, 2002 to March 28, 2002, and the Lender has agreed to such change, subject to the terms and conditions of this Third Amendment To Credit Agreement And Amendment To Revolving Credit Note And Term Note (the "Third Amendment").

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties do hereby agree as follows:

1.   AMENDMENTS.

     1.1. Schedule 1 to the Credit Agreement is hereby amended to delete the defined term "Termination Date" and to replace such defined term with the following:

          "`TERMINATION DATE'" - the earlier of (a) March 28, 2002, and (b) the date the Lender's commitment to make Loans is terminated pursuant to
          Section 8.2 of Article 8."

     1.2. The "Maturity Date", as defined in the Revolving Credit Note and the Term Note, is extended to March 28, 2002.

     1.3. Section 4.2 of the Term Note shall be deleted and replaced with the following:

          "4.2 PRINCIPAL. The principal amount of the Term Loan outstanding on January 11, 2002 (which principal amount equals $5,734,795.20) shall be repaid in two installments, as follows: (a) on January 31, 2002, in the amount of $177,500 of and (b) on March 28, 2002, in the amount of the then outstanding principal."

2. REPRESENTATIONS AND WARRANTIES. In order to induce the Lender to enter into this Third Amendment, the Borrower makes the following representations and warranties, all of which shall survive the execution and delivery of this Third
Amendment:

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     (a)  The Borrower has all requisite corporate, partnership or other power and authority to execute, deliver and perform its obligations under this Third Amendment and under the Notes and the Credit Agreement, as amended hereby. This Third Amendment has been duly authorized, executed and delivered by the Borrower, and does not conflict with, violate or result in a breach of or require any consent under any applicable law, rule or regulation or any of the terms of the charter or by-laws (or equivalent constitutional documents) of the Borrower, any agreement or instrument to which the Borrower or any of its Subsidiaries is a party or to which any of them or their property is bound or to which any of them is subject. This Third Amendment, the Notes, and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms.

     (b) On the date hereof each of the representations and warranties in the Credit Agreement are true, accurate and complete in all material respects except as to changes that have been consented to or approved by Lender in writing, PROVIDED THAT, if any representation or warranty is expressly required in the Credit Agreement to be made only as of a specific date, such representation or warranty shall be true, accurate and complete as of such date in all material respects.

     (c) Upon the execution and delivery of this Third Amendment, and the satisfaction of each of the conditions precedent set forth in Section 4 of this Third Amendment, no Default or Event of Default shall exist and be continuing.

3. CONDITIONS PRECEDENT. The agreements contained herein and the amendments contemplated hereby shall become effective on the date (the "Effective Date") when the Borrower and the Lender shall have executed this Third Amendment and when each of the following conditions shall have been fulfilled:

     (a) EXECUTION OF DOCUMENTS, ETC. This Third Amendment and any other agreements, documents and instruments to be executed and/or delivered in connection herewith (collectively the "Third Amendment Documents") shall have been duly and properly authorized and executed by the Borrower and the Lender and shall be in full force and effect on and as of the Effective Date of this Third Amendment and all representations and warranties of the Borrower hereunder shall continue to be true, accurate and complete.

     (b) PROCEEDINGS; RECEIPT OF DOCUMENTS. All requisite corporate action and proceedings of the Borrower in connection with the execution and delivery of this Third Amendment and the other Third Amendment Documents shall be satisfactory in form and substance to the Lender and its counsel, and the Lender and its counsel shall have received all information and copies of all documents, including without limitation, records of requisite corporate action and proceedings which the Lender or its counsel may have requested in connection therewith, such documents where requested by the Lender or its counsel to be certified by appropriate persons or governmental authorities.

     (c) MATERIAL LITIGATION. There shall be no pending or, to the best knowledge of the Borrower, threatened litigation with respect to the Borrower or the Guarantor before any court,

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arbitrator or governmental or administrative body or agency which challenges or relates to (i) the transactions contemplated hereby or (ii) the Loan Documents.

     (d) GUARANTOR CONSENT. The Lender shall have received a copy of a letter from the Guarantor in which the Guarantor shall have consented to this Third Amendment, which letter shall be in form and substance satisfactory to Lender.

4.   REAFFIRMATION AND RATIFICATION OF EXISTING AGREEMENTS, ETC.  The Borrower:
(i) reaffirms and ratifies all the Obligations to the Lender, in respect of the Credit Agreement and Notes, as hereby amended, and the other Loan Documents,
(ii) certifies that there are no defenses, offsets or counterclaims to such Obligations as of the date hereof, (iii) expressly acknowledges its continuing liability pursuant thereto, and (iv) agrees that each of the Credit Agreement and Notes, as amended hereby, and the other Loan Documents shall remain in full force and effect, enforceable against the Borrower in accordance with its terms.

5.   MISCELLANEOUS.

     (a) This Third Amendment may be executed on separate counterparts by the parties hereto, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same agreement.

     (b) This Third Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the laws of the Commonwealth of Massachusetts (without giving effect to the conflict of law principles thereof).

     (c) The headings of the several sections of this Third Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Third Amendment.

     (d) This Third Amendment, together with the other Third Amendment Documents, embodies the entire agreement and understanding among the parties relating to the subject matter hereof and supersedes all prior proposals, negotiation, agreements and understandings relating to such subject matter.

     (e) This Third Amendment, together with the other Third Amendment Documents, shall be deemed to be Loan Documents under the Credit Agreement.

     (f) EACH OF THE BORROWER AND THE LENDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS THIRD AMENDMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     (g) The Borrower shall pay on demand the reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and expenses incurred, or which may be incurred by the Lender in connection with the negotiation, documentation, administration and enforcement of this Third Amendment.

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     IN WITNESS WHEREOF, this Third Amendment has been duly executed and delivered as a sealed instrument at Boston, Massachusetts as of this 11th day of January, 2002.

                                                THE BORROWER:

                                                GENZYME TRANSGENICS CORPORATION


                                                By: /s/ John B. Green
                                                    ---------------------------
                                                    Title: Vice President

                                                THE LENDER:

                                                FLEET NATIONAL BANK


                                                By: /s/ Kimberly Martone
                                                    ---------------------------
                                                    Title: Managing Director